Exhibit 99.1

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Strong demographic trends Highly fragmented industry with acquisition opportunities Established national platform High quality communities at affordable rates Predominately private pay with minimal federal regulation Financial leverage through joint venture partners Experienced management team with demonstrated ability to operate and develop

Source: U.S. Census Bureau Senior Living Industry Demographics Estimated Growth in Elderly Population 2000 - 2030 17.9 18.5 19.6 22.3 27.0 32.6 16.6 8.9 7.4 6.7 6.4 5.8 4.9 4.2 0 10 20 30 40 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ Population Age 85+ Population (M)

Senior Housing Construction Total Units and Industry Occupancy Percentages Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 NIC Key Financial Indicators 1997 1998 1999 2000 2001 2002 2003 2004 2005 IL 9671 10206 13042 12415 9274 5077 6028 7216 6843 AL 22380 32666 31273 14096 8005 3627 6147 6034 6022 CCRC 10709 4991 17749 6244 5408 8225 7732 10302 10497 Srs. Apt. 2823 2804 3815 2550 6277 4566 8789 8632 8776

Senior Living Industry Seniors Housing Property Supply(21,203 properties) (1) Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 Source: American Seniors Housing Association Seniors Housing Statistical Handbook Assisted Living - 35% Independent Living - 30% Seniors Apartments - 25% CCRC - 10% East 35 30 25 10 Seniors Housing Capitalized Market Value ($176,425,190,000) (2) AL IL Srs Apart. CCRC 39.6 57.3 15.9 63.6 $ in Billions AL IL Srs. Apart. CCRC

Source: Price Waterhouse LLP/National Investment Conference Effective Demand for Senior Living Senior Living Industry Beds (000s) Elderly Population With Income Over $15,000 2000 2005 2010 2015 2020 2025 2030 Independent Living 640 695 750 870 990 1190 1390 Skilled Nursing 670 720 770 865 960 1135 1310 Assisted Living 510 550 590 655 720 860 1000

Overview of Communities Owns and/or operates 54 communities in 20 states Total resident capacity of approximately 8,700 residents Average resident capacity of 155 per community 84% of residents live independently and 16% require assistance with activities of daily living 95% of revenue from private pay sources

Interests in Communities Resident Capacity Resident Capacity Resident Capacity Resident Capacity Number of Communities IL AL SN Total Wholly Owned 29 4,245 416 170 4,831 JV Ownership/Mgmt. 10 1,506 361 -- 1,867 Management Only 15 1,562 408 -- 1,970 _______ ___________ _______ _______ ___________ Total 54 7,313 1,185 170 8,668

Status of Communities As of June 30, 2005 Stabilized Lease-up Renovations/ re-leasing Wholly Owned 23 5 1 JV Ownership/Management 8 2 -- Management Only 13 2 -- Total 44 9 1

The Capital Advantage: Independent Lifestyles

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Resident turnover is primarily attributed to death or need for higher care 80% of residents are women

The Capital Advantage: High-Quality Communities

The Capital Advantage: Established National Platform Wholly Owned (29) JV Ownership/Managed (10) Management Only (15) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Dallas Region David Beathard (31) Sally Vann (23) Midwest Region Mark West (19) Gary Fernandez (8) Western Region Lesley Tejada (27) Tina Tedford (17) Eastern Region Gary Vasquez (25) ? ? ? ? ? ? ? ? SW Region Greg Boemer (13) Lynda Warren (25) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Parenthetical indicates years of experience in industry ? ? ? ? ? ? ? ? ? District Manager Kevin Wilbur (8) Texas Region Carole Burnell (8)

The Capital Advantage: 155 Years of Management Experience James A. Stroud Chairman 20 Keith N. Johannessen President/COO 26 Glen H. Campbell VP Development 30 Industry Experience (Years) David W. Beathard VP Operations 31 Rob L. Goodpaster VP Marketing 28 Lawrence A. Cohen Vice-Chairman/CEO 20

The Capital Advantage: Proven Track Record Industry Averages CSU IL AL Occupancy1 90.0% 90.0% 88.0% Operating margins2, 3 45.0% 43.9% 38.3% 1. Second Quarter 2005 CSU and First Quarter 2005 NIC Key Financial Indicators 2. Before property taxes, insurance and management fees 3. CSU Fourth Quarter 2004 and from The State of Seniors Housing 2004 by the American Seniors Housing Association (ASHA) Stabilized Operating Results

Yearly Median Increases in Resident Revenue Source: ASHA The State of Seniors Housing 2004 Independent Living Independent Living Assisted Living Assisted Living Existing New Existing New Residents Residents Residents Residents 2003 2002 4% 4% 5% 5% 4% 5% 5% 5% 2001 4.5% 5% 5% 5.5% 2000 4% 5% 4% 4.5% 1999 4% 4% 3.5% 5% 1998 4% 4% 4% 5% 1997 3.5% 4% 3.5% 5% 1996 3.5% 4% 4% 5% 1995 4% 4% 4% 5% 1994 4% 4.5% 4% 4%

CGIM Transaction Capital assumed management of 14 communities, increasing resident capacity by approximately 1,800, 78% IL and 22% AL Capital has the exclusive right and option to purchase the seven owned communities for $41 million through February 2007 and thereafter for $42 million through August 2009 Capital paid $2.0 million in cash at closing in addition to the first of four installment payments of $250k. Additional installments of $300k, $400k and $650k are potentially due on the first, third and fifth anniversaries respectively, if third party management fees increase

2005 Strategic Initiatives Focus on improving occupancy and operating margins Increase ancillary services offered to residents Participate in acquisitions or co-investments Manage acquired and other communities Selectively develop for third parties

Operating Leverage from Achieving 93% Occupancy in Wholly-Owned Communities $2.2M3 $2.0M2 $40.6M 1 $4.9M3 $2.7M2 $53.3M 1 1. Annualized revenue as of June 2005 2. Effect of a 5% increase in average rents 3. Effect of achieving 93% average occupancy Mature Communities Waterford / Wellington Communities

Growth Strategies: Joint Ventures Ventures with Blackstone and Prudential have acquired ten senior housing communities with resident capacity of 1,900 Seeking additional acquisitions of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 10% CSU 95% - 90% Joint Venture Partners Earn management fees under long-term contracts and potential additional incentive payments

Joint Ventures: Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 9% 10% 9% 10% Interest Rate 6.0% 6.0% 6.0% 6.0% ROE 18.0% 22.0% 16.0% 19.3% ROE w/25 year amortization 12.6% 16.5% 11.8% 15.1%

Example of Joint Venture Economics Venture CSU Partner NOI $ 1,000,000 Cap Rate 9% Purchase Price $11,100,000 Debt $ 8,325,000 Equity $ 2,775,000 $277,500 $2,497,500 Revenues $ 3,000,000 Mgt. Fees (5%) $150,000 ROE (18%) $ 50,000 $ 450,000 Total First Year Return $200,000 $ 450,000 Total Return % 72% 18%

Ventas Sale/Leaseback Transaction Joint venture between CSU and Blackstone sold six communities to Ventas for $85 million; CSU leased back the communities from Ventas CSU has leased the communities for ten years with two five year renewal options; initial rate is 8% CSU expects to record a gain on the sale, to be recognized over 10 years Proceeds to CSU are estimated to be $6.4 million, compared to original investment of $1.6 million CSU will begin consolidating revenues and expenses of the six communities, along with the lease expense Annualizing results through May 2005, the six communities produced approximately $20.0 million of revenue and $7.5 million of NOI, before management fees of $1.0 million 5% - 10% CSU 95% - 90% Joint Venture Partners Earn management fees under long-term contracts and potential additional incentive payments

Income Statement Q2 Comparison (in millions, except per share) 2005 2004 Resident & Health Care Revenue $23.5 $22.5 Other Revenue 0.9 0.5 Total Revenues $24.4 $23.0 Operating Expenses 16.2 16.2 General & Administrative Expenses 2.5 2.3 Depreciation & Amortization 3.1 2.9 Total Expenses $21.8 $21.4 Income from Operations 2.6 1.6 Other Income/(Expense) (4.3) (3.6) Taxes & Minority Interests 0.6 0.4 Net Income Earnings Per Share Cash Earnings Per Share ($1.1) ($0.04) $0.08 ($1.6) ($0.06) $0.05 Excluding treasury rate locks

Balance Sheet As of June 30, 2005 (in millions) Cash and Securities $ 15.8 Current Liabilities $ 23.3 Other Current Assets 14.6 Long-Term Debt 250.8 Total Current Assets $ 30.4 Other Liabilities 8.1 Fixed Assets 376.1 Total Liabilities $282.2 Assets Held for Sale 1.5 Stockholders' Equity 146.8 Other Assets 21.0 Total Assets $429.0 Total Liabilities & Equity $429.0